UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

FortuneX Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43307	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 3rd Fl. New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share, and one-half of one warrant	FXACU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.0001 par value	FXAC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one ordinary share at an exercise price of $11.50 per share	FXACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on May 26, 2026, FortuneX Acquisition Corporation, a Cayman Islands exempted company (the “Company”) consummated an initial public offering (the “IPO”) of 7,500,000 units (the “Units”). The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $75,000,000.

On May 27, 2026, the Company announced that the underwriters of its initial public offering exercised in full their over-allotment option to purchase 1,125,000 additional units at $10.00 per unit upon the closing of the over-allotment option, generating gross proceeds of $11,250,000. The over-allotment option closed on May 29, 2026. Simultaneously with the closing of the over-allotment option, the Company consummated the private placement of an aggregate of 15,000 units (the “Private Placement Units”) to FortuneX Investment Partners Limited, the Sponsor, at price of $10.00 per Private Placement Unit, generating gross proceeds of approximately $150,000.

An audited balance sheet as of May 26, 2026, reflecting receipt of the proceeds upon consummation of the IPO has been issued by the Company and previously filed as Exhibit 99.1 to a Current Report on Form 8-K on June 3, 2026.

An unaudited pro forma balance sheet of the Company as of May 29, 2026, reflecting the consummation of the exercise in full of the underwriters’ over-allotment option and the related transactions, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Balance Sheet as of May 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FortuneX Acquisition Corporation

Date: June 8, 2026	By:	/s/ Daniel M. McCabe
	Name:	Daniel M. McCabe
	Title:	Chief Executive Officer

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